Finance income and expenses - Finance income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Finance income and expenses
Interest income on debt instruments measured at amortized cost	$ 64.2	$ 60.1	$ 7.0
Interest income on debt instruments at fair value through other comprehensive income	78.0	24.0	0.3
Net foreign currency exchange rate differences		46.8	11.5
Total finance income	$ 142.2	$ 130.9	$ 18.8